Net Recognized Gains (Losses) on Investments (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2011
Gains (Losses) on Investments [Line Items]
Other-than-temporary impairments of investments	$ (208)	$ (298)	$ (80)
Realized gains from sales of available-for-sale securities	489	1,418	734
Realized losses from sales of available-for-sale securities	(165)	(556)	(215)
Total	$ 116	$ 564	$ 439